Exhibit 10.1

FIRST AMENDMENT TO
SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this “First Amendment”), effective as of May 19, 2008, by and among Wuhan General Group (China), Inc. (the “Company”) and the Purchasers who submit a signature page hereto, amends that certain Series A Convertible Preferred Stock Purchase Agreement, dated as of February 7, 2007, by and among the Company and each of the persons named on Exhibit A thereto (the “Original Agreement”, together with this First Amendment, the “Purchase Agreement”). Capitalized terms used in this First Amendment and not defined herein shall have the meanings ascribed to them in the Original Agreement.

WITNESSETH

WHEREAS, the Company and the Purchasers are parties to the Original Agreement; and

WHEREAS, the parties hereto desire to amend the Original Agreement in accordance with the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1. Amendment to the Original Agreement. The Original Agreement is hereby amended as follows:

Section 3.25 is hereby deleted in its entirety and replaced with the following in lieu thereof:

Nasdaq. The Company shall list and trade its shares of Common Stock on the Nasdaq Capital Market or the Nasdaq Global Market (collectively, “Nasdaq”) or any successor market thereto no later than December 31, 2007. In the event the shares of Common Stock are not listed and trading on Nasdaq by December 31, 2007, the Company shall issue, on a pro rata basis, to each of the Purchasers, shares of Common Stock as follows: (x) 1,500,000 shares of Common Stock if the shares are not listed by December 31, 2007 and (y) an additional 3,000,000 shares of Common Stock if the shares are not listed by July 31, 2008.

2. Reaffirmation. Except as expressly amended hereby, the terms and provisions of the Original Agreement remain in full force and effect in all respects.

3. Headings. The headings and other captions in this First Amendment are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this First Amendment.

4. Governing Law. This First Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This First Amendment shall not be interpreted or construed with any presumption against the party causing this First Amendment to be drafted.

5. Counterparts. This First Amendment may be executed in any number of counterparts (including by facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

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2

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to the Original Agreement to be executed, all as of the day and year first written above.

WUHAN GENERAL GROUP (CHINA), INC.

By:	/s/ Xu Jie
Name: Xu Jie
Title: President and Chief Executive Officer

[Signature Page to First Amendment to Series A Convertible Preferred Stock Purchase Agreement]

In accordance with Section 7.3 of the Original Agreement, the undersigned, being holders of at least seventy-five percent (75%) of the Preferred Shares outstanding, hereby agree to this First Amendment to the Original Agreement.

VISION OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Adam Benowitz
Name: Adam Benowitz
Title: Managing Director

[Signature Page to First Amendment to Series A Convertible Preferred Stock Purchase Agreement]

BLUE RIDGE INVESTMENTS, L.L.C.

By:	/s/ Daven Patel
Name: Daven Patel
Title: Vice President

[Signature Page to First Amendment to Series A Convertible Preferred Stock Purchase Agreement]

QVT FUND LP, by its general partner,
QVT Associates GP LLC

By:	/s/ Yi Cen
Name: Yi Cen
Title: Authorized Signatory

By:	/s/ Kevin McGoey
Name: Kevin McGoey
Title: Authorized Signatory

[Signature Page to First Amendment to Series A Convertible Preferred Stock Purchase Agreement]

TCW AMERICAS DEVELOPMENT ASSOCIATION, L.P.

By:	/s/ David I. Robbins
Name: David I. Robbins
Title: Managing Director

[Signature Page to First Amendment to Series A Convertible Preferred Stock Purchase Agreement]

LIGHTHOUSE CONSULTING LIMITED

By:	/s/ Bai Ye Feng
Name: Bai Ye Feng
Title: Director

[Signature Page to First Amendment to Series A Convertible Preferred Stock Purchase Agreement]